UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP 200 Clarendon Street 27th Floor Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

Item 1.	Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments

March 31, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) – 1.0%
JPMorgan Chase Bank, N.A.
$610,000	0.190%	11/19/13	$ 454,267
1,780,000	0.202	01/21/14	1,539,522
5,320,000	0.184	03/24/14	5,485,452
UBS AG
3,600,000	0.146	05/06/13	2,981,797
680,000	0.104	07/02/13	651,719
2,950,000	0.201	07/26/13	2,895,807
1,000,000	0.201	10/28/13	895,823

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$ 14,904,387

Agency Debenture(f) – 30.9%
FHLB
$471,392,000	0.000%	04/24/13	$ 471,385,872

U.S. Treasury Obligation(f)(g) – 49.1%
United States Treasury Bill
$748,921,000	0.000%	04/18/13	$ 748,910,373

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT			$ 1,235,200,632

Repurchase Agreement(h) – 14.2%
Barclays Capital, Inc.
$216,300,000	0.160%	04/01/13	$ 216,300,000
Market Value: $216,303,845
Collateralized by United States Treasury Note, 0.250%, due 10/15/15. The aggregate market value of the collateral including accrued interest was $220,626,048.

TOTAL INVESTMENTS – 95.2%			$ 1,451,500,632

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.8%			73,889,963

NET ASSETS – 100.0%			$ 1,525,390,595

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.

(b)	Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,904,387, which represents approximately 1.0% of net assets as of March 31, 2013.

(d)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(e)	Interest rate disclosed is contingent upon LIBOR as of March 31, 2013 minus a spread.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Unless noted, all repurchase agreements were entered into on March 31, 2013.

Investment Abbreviation:
FHLB	— Federal Home Loan Bank

Currency Abbreviations:
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

BNP Paribas SA	GBP/USD	06/19/13	$50,909,171	$1,000,860
Societe Generale	JPY/USD	06/19/13	47,808,998	910,718
	USD/EUR	06/19/13	1,461,309	13,150

TOTAL				$1,924,728

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Societe Generale	USD/GBP	06/19/13	$1,686,589	$(2,397)
Standard Chartered Bank	EUR/USD	06/19/13	42,557,419	(679,605)

TOTAL				$(682,002)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

EURO STOXX 50 Index	1,229	June 2013	$40,235,553	$(1,451,639)
FTSE 100 Index	508	June 2013	49,022,136	(575,466)
Russell 2000 Mini Index	961	June 2013	91,189,290	1,547,026
S&P 500 E-mini Index	3,572	June 2013	279,098,220	4,440,889
TSE TOPIX Index	432	June 2013	47,750,146	2,255,929
10 Year U.S. Treasury Notes	(686)	June 2013	(90,541,281)	(317,559)

TOTAL				$5,899,180

TOTAL RETURN SWAP CONTRACTS ON EQUITY INDICES(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)

Bank of America, N.A.	MSCI Net Total Return Index	$69,968	(0.31)%	10/03/13	$(1,382,013)
		6,830	(0.31)	10/03/13	(134,903)
		5,190	(0.31)	01/06/14	(103,719)
		7,701	0.31	01/06/14	148,569
		872	0.31	01/06/14	16,814
		1,021	0.31	01/06/14	20,046
		4,832	0.31	01/06/14	94,889
		3,592	0.29	04/03/14	66,313
		1,426	0.30	04/03/14	59,216
Deutsche Bank AG	MSCI Net Total Return Index	12,523	(0.28)	04/03/14	132,135

TOTAL					$(1,082,653)

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At March 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,452,477,366

Gross unrealized gain	224,331
Gross unrealized loss	(1,201,065)

Net unrealized security loss	$(976,734)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

March 31, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 8.5%
Collateralized Mortgage Obligations – 2.5%
Agency Multi-Family – 1.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$5,500,000	4.084%	11/25/20	$ 6,263,139
FHLMC Multifamily Structured Pass-Through Certificates Series KF01, Class A(a)
5,858,005	0.552	04/25/19	5,879,088

			12,142,227

Regular Floater(a) – 1.4%
FDIC Guaranteed Notes Trust Series 2010-S1, Class 1A(b)
348,540	0.754	02/25/48	349,195
FHLMC REMIC Series 3371, Class FA
960,607	0.803	09/15/37	966,844
FNMA REMIC Series 2007-91, Class FB
1,695,123	0.804	10/25/37	1,714,674
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
868,549	0.553	12/07/20	870,817
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
946,683	0.653	10/07/20	951,601
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
1,461,312	0.573	11/06/17	1,465,822
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
2,712,743	0.598	02/06/20	2,722,916
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
2,011,306	0.602	03/11/20	2,019,398
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
2,080,115	0.583	03/06/20	2,084,665
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
1,867,273	0.583	04/06/20	1,871,576
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
1,394,954	0.583	05/07/20	1,397,679

			16,415,187

Sequential Fixed Rate – 0.0%
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
191,098	1.840	10/07/20	193,614

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 28,751,028

Federal Agencies – 6.0%
Adjustable Rate FNMA(a) – 0.3%
$2,027,953	2.925%	05/01/33	$ 2,161,948
1,158,709	2.444	10/01/36	1,231,388

			3,393,336

FHLMC – 0.1%
1,016	5.000	09/01/16	1,077
11,514	5.000	11/01/16	12,317
1,405	5.000	12/01/16	1,505
18,303	5.000	01/01/17	19,595
14,143	5.000	01/01/18	15,100

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$157,406	5.000%	02/01/18	$ 168,325
116,086	5.000	03/01/18	124,264
70,325	5.000	04/01/18	75,388
44,775	5.000	05/01/18	48,018
35,102	5.000	06/01/18	37,622
70,264	5.000	07/01/18	75,438
24,164	5.000	08/01/18	25,915
10,025	5.000	10/01/18	10,775
18,200	5.000	11/01/18	19,578
1,951	5.000	02/01/19	2,089
329,676	5.500	01/01/20	358,480

			995,486

FNMA – 5.6%
80,562	5.000	03/01/18	86,811
278,798	5.000	04/01/18	300,427
3,948	5.500	01/01/19	4,302
73,996	5.500	02/01/19	80,426
69,921	5.500	03/01/19	76,198
48,188	5.500	04/01/19	52,513
32,822	5.500	05/01/19	35,768
134,757	5.500	06/01/19	146,853
424,115	5.500	07/01/19	462,163
399,562	5.500	08/01/19	435,389
330,363	5.500	09/01/19	359,997
93,483	5.500	10/01/19	101,875
118,680	5.500	11/01/19	129,333
174,925	5.500	12/01/19	190,627
10,391	5.500	01/01/20	11,323
8,213	5.500	06/01/20	8,869
2,080,429	5.500	07/01/20	2,268,485
44,875	6.000	01/01/23	49,550
9,387,469	4.000	09/01/26	10,035,328
7,475	6.000	09/01/38	8,169
32,849	4.000	08/01/39	34,956
26,368	4.000	01/01/40	28,084
1,259,708	4.500	06/01/40	1,357,265
24,520	4.000	08/01/40	26,116
399,993	4.500	08/01/40	430,970
72,373	4.000	10/01/40	77,084
479,907	4.000	11/01/40	511,144
138,452	4.000	12/01/40	147,464
96,131	4.000	01/01/41	102,388
112,256	4.000	02/01/41	119,606
178,478	4.000	03/01/41	190,165
39,029	4.000	05/01/41	41,584
40,382,922	6.000	05/01/41	44,326,569
194,104	4.000	08/01/41	206,814
1,248,437	4.500	08/01/41	1,357,936
106,476	4.000	09/01/41	113,449
752,396	4.500	09/01/41	811,491
43,899	4.000	10/01/41	46,774
107,975	4.500	10/01/41	116,456
15,829	4.000	11/01/41	16,866
112,891	4.000	01/01/42	120,803
51,324	4.000	02/01/42	54,921

			65,083,311

TOTAL FEDERAL AGENCIES			$ 69,472,133

TOTAL MORTGAGE-BACKED OBLIGATIONS			$ 98,223,161

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debenture(a) – 1.6%
FNMA
$18,600,000	0.200%	05/17/13	$ 18,603,199

Asset-Backed Securities – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$127,038	7.000%	09/25/37	$ 118,919
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
181,775	7.000	09/25/37	170,669

TOTAL ASSET-BACKED SECURITIES			$ 289,588

U.S. Treasury Obligations – 45.0%
United States Treasury Bonds
$400,000	2.750%	11/15/42	$ 370,620
United States Treasury Inflation-Protected Securities
42,380,772	0.625	04/15/13	42,552,838
66,451,930	1.875	07/15/13	67,780,969
122,633,952	2.000	01/15/14	126,753,227
47,659,218	1.250	04/15/14	49,260,091
50,577,138	2.000	07/15/14	53,556,637
7,477,200	1.625	01/15/15	7,979,593
36,937,680	1.875	07/15/15	40,545,014
6,955,647	2.500	07/15/16	8,052,274
United States Treasury Notes
20,200,000	0.375 (c)	07/31/13	20,217,372
25,500,000	0.500	10/15/13	25,551,766
49,800,000	2.750	10/31/13	50,552,976
4,900,000	0.875	01/31/17	4,964,827
3,200,000	0.625	09/30/17	3,193,728
7,500,000	0.750	02/28/18	7,498,650
6,600,000	0.750	03/31/18	6,591,486
5,500,000	1.250	02/29/20	5,508,800

TOTAL U.S. TREASURY OBLIGATIONS			$ 520,930,868

Shares	Rate		Value
Short-Term Investment(a) – 28.2%
JPMorgan U.S. Government Money Market Fund — Capital Shares
326,629,791	0.010%		$ 326,629,791

TOTAL INVESTMENTS – 83.3%			$ 964,676,607

OTHER ASSETS IN EXCESS OF LIABILITIES – 16.7%			192,780,251

NET ASSETS – 100.0%			$ 1,157,456,858

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $349,195, which represents approximately 0.0% of net assets as of March 31, 2013.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(d)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $0 which represents approximately 0.0% of net assets as of March 31, 2013.

Investment Abbreviations:
FDIC	— Federal Deposit Insurance Corp.
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
LIBOR	— London Interbank Offered Rate
REMIC	— Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(d)	Settlement Date	Principal Amount	Value

FNMA	4.500%	TBA-30yr	04/11/13	$(3,000,000)	$(3,232,001)
FNMA	6.000%	TBA-30yr	04/11/13	(33,000,000)	(36,155,625)

TOTAL (Proceeds Receivable: $39,350,703)					$(39,387,626)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Eurodollars	5	June 2013	$1,245,875	$12,812
U.S. Long Bond	(428)	June 2013	(61,832,625)	(337,011)
U.S. Ultra Long Treasury Bonds	26	June 2013	4,097,438	6,608
2 Year U.S. Treasury Notes	(676)	June 2013	(149,026,313)	(26,740)
5 Year U.S. Treasury Notes	1,188	June 2013	147,376,969	257,826
10 Year U.S. Treasury Notes	16	June 2013	2,111,750	5,599

TOTAL				$(80,906)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Citibank, N.A.	$13,800	06/19/18	3 Month LIBOR	1.000%	$(49,700)	$83,725
	18,700	06/19/20	3 Month LIBOR	1.250	118,137	249,642
Credit Suisse International	21,000	05/31/17	3 Month LIBOR	0.700	(21,460)	68,399
Deutsche Bank AG	12,100	06/19/20	3 Month LIBOR	1.250	242,508	(4,533)
JPMorgan Chase Bank, N.A.	3,700	06/19/28	3 Month LIBOR	2.250	(4,848)	188,669

TOTAL					$284,637	$585,902

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Paid	Termination Date	Unrealized Gain (Loss)(b)

Deutsche Bank AG	S&P GSCI Excess Return Index	$9,653	(0.37)%	10/09/13	$40,668
		11,000	(0.25)	10/09/13	122,287
		14,325	(0.25)	10/09/13	60,349
		305,320	(0.25)	10/09/13	1,286,234
Merrill Lynch International	S&P GSCI Excess Return Index	9,595	(0.25)	06/20/13	38,630
		303,363	(0.25)	06/20/13	1,221,302
UBS AG	S&P GSCI Excess Return Index	249,316	(0.27)	06/14/13	999,767
		260,138	(0.27)	06/14/13	1,043,165

TOTAL					$4,812,402

(a)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

TAX INFORMATION — At March 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$962,017,282

Gross unrealized gain	2,791,335
Gross unrealized loss	(132,010)

Net unrealized security gain	$2,659,325

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments

March 31, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) – 6.2%
Canadian Imperial Bank of Commerce
$15,133,000	0.054%	01/31/14	$ 14,645,717
35,100,000	0.066	03/10/14	31,028,400
JPMorgan Chase Bank, N.A.
1,300,000	0.192	11/14/13	987,870
11,000,000	0.205	01/09/14	9,660,200
UBS AG
2,080,000	0.103	01/14/14	1,826,627
2,400,000	0.139	02/20/14	2,371,663
3,800,000	0.104	03/03/14	3,513,774
19,700,000	0.104	05/05/14	18,912,979

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$ 82,947,230

Shares	Description	Value
Exchange Traded Funds – 20.1%
1,581,840	iShares MSCI Emerging Markets Index Fund	$ 67,671,115
2,117,427	iShares Russell 2000 Index Fund	199,588,669

TOTAL EXCHANGE TRADED FUNDS		$ 267,259,784

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(f) – 17.2%
United States Treasury Inflation Indexed Note
$212,718,933	0.125%	01/15/23	$ 229,602,435

Shares	Rate		Value
Short-Term Investment(a) – 46.8%
JPMorgan U.S. Government Money Market Fund — Capital Shares
622,402,571	0.010%		$ 622,402,571

TOTAL INVESTMENTS – 90.3%			$ 1,202,212,020

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.7%			128,704,132

NET ASSETS – 100.0%			$ 1,330,916,152

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.

(b)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(c)	Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJ-UBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.

(d)	Interest rate disclosed is contingent upon LIBOR as of March 31, 2013 minus a spread.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $82,947,230, which represents approximately 6.2% of net assets as of March 31, 2013.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

CAC 40 Index	2,210	April 2013	$105,723,397	$(1,218,397)
DAX Index	266	June 2013	66,493,821	(1,270,254)
FTSE/MIB Index	685	June 2013	66,017,485	(889,243)
Long Gilt	1,707	June 2013	308,079,817	9,648,550
S&P 500 E-mini Index	1,709	June 2013	133,532,715	2,124,714
SPI 200 Index	1,526	June 2013	197,288,596	(1,112,495)
TSE TOPIX Index	1,195	June 2013	132,086,631	2,620,571
10 Year Australian Bond	1,407	June 2013	178,133,248	1,406,834

TOTAL				$11,310,280

TAX INFORMATION — At March 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,184,488,498

Gross unrealized gain	30,295,710
Gross unrealized loss	(12,572,188)

Net unrealized security gain	$17,723,522

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

March 31, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%
Australia – 13.7%
3,904,988	CFS Retail Property Trust Group (REIT) (Retail)	$ 8,186,011
415,939	Charter Hall Group (REIT) (Diversified)	1,662,885
6,961,239	Commonwealth Property Office Fund (REIT) (Office)	8,057,667
5,632,876	Dexus Property Group (REIT) (Diversified)	6,121,119
609,988	GPT Group (REIT) (Diversified)	2,360,678
921,584	Stockland (REIT) (Diversified)	3,517,103
1,025,533	Westfield Group (REIT) (Retail)	11,619,368
2,537,172	Westfield Retail Trust (REIT) (Retail)	7,987,779

		49,512,610

Canada – 8.9%
79,700	Allied Properties Real Estate Investment Trust (REIT) (Office)	2,591,417
42,000	Boardwalk Real Estate Investment Trust (REIT) (Residential)	2,583,630
162,400	Brookfield Office Properties, Inc. (Office)	2,788,065
124,100	Calloway Real Estate Investment Trust (REIT) (Retail)	3,576,953
129,600	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	3,217,514
71,000	Canadian Real Estate Investment Trust (REIT) (Diversified)	3,142,354
104,900	Dundee Real Estate Investment Trust (REIT) (Office)	3,784,599
183,900	H&R Real Estate Investment Trust (REIT) (Diversified)	4,234,307
225,700	RioCan Real Estate Investment Trust (REIT) (Retail)	6,176,562

		32,095,401

China – 4.4%
45,277,500	Shenzhen International Holdings Ltd. (Industrial)	5,437,716
5,525,500	Shimao Property Holdings Ltd. (Diversified)	10,653,590

		16,091,306

France – 7.4%
22,489	Fonciere Des Regions (REIT) (Diversified)	1,762,435
26,301	ICADE (REIT) (Diversified)	2,302,142
189,313	Klepierre (REIT) (Retail)	7,444,552
134	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Office)	14,295
65,832	Unibail-Rodamco SE (REIT) (Diversified)	15,333,072

		26,856,496

Shares	Description	Value
Common Stocks – (continued)
Germany – 1.8%
65,709	Deutsche Euroshop AG (Retail)	$ 2,661,612
183,544	Deutsche Wohnen AG (Residential)	3,339,004
12,758	GSW Immobilien AG (Residential)	505,197

		6,505,813

Hong Kong – 16.8%
1,414,000	Galaxy Entertainment Group Ltd. (Hotels) *	5,929,469
2,529,000	Hang Lung Properties Ltd. (Retail)	9,468,217
1,854,000	Henderson Land Development Co. Ltd. (Diversified)	12,717,384
333,000	Hongkong Land Holdings Ltd. (Office)	2,474,136
10,386,000	Kingway Brewery Holdings Ltd. (Retail)	4,096,073
1,178,475	Sun Hung Kai Properties Ltd. (Diversified)	15,902,912
1,877,000	The Link REIT (REIT) (Retail)	10,237,295

		60,825,486

Japan – 23.3%
1,566	Advance Residence Investment Corp. (REIT) (Residential)	4,202,194
753,000	Mitsubishi Estate Co. Ltd. (Diversified)	21,330,528
1,001,000	Mitsui Fudosan Co. Ltd. (Office)	28,585,878
369	Nippon Building Fund, Inc. (REIT) (Office)	5,170,503
155,100	Nomura Real Estate Holdings, Inc. (Diversified)	3,480,996
4,476	Orix JREIT, Inc. (REIT) (Office)	6,320,661
1,967,000	Sapporo Holdings Ltd. (Diversified)	8,374,654
4,080	United Urban Investment Corp. (REIT) (Diversified)	6,660,429

		84,125,843

Malaysia – 0.8%
3,467,500	UEM Land Holdings Bhd (Diversified) *	3,018,280

Netherlands – 1.3%
99,096	Corio NV (REIT) (Retail)	4,629,116

Singapore – 6.0%
5,302,000	Cache Logistics Trust (REIT) (Industrial)	5,583,264
1,760,000	CapitaLand Ltd. (Residential)	5,034,012
6,868,000	Keppel REIT (REIT) (Office)	7,542,297
3,180,000	Mapletree Industrial Trust (REIT) (Industrial)	3,602,129

		21,761,702

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Sweden – 1.8%
241,541	Castellum AB (Diversified)	$ 3,444,611
284,901	Fabege AB (Diversified)	2,911,850

		6,356,461

Switzerland – 2.5%
46,901	PSP Swiss Property AG (Registered) (Office) *	4,275,578
59,279	Swiss Prime Site AG (Registered) (Diversified) *	4,798,895

		9,074,473

United Kingdom – 8.8%
1,182,728	British Land Co. PLC (REIT) (Diversified)	9,790,960
952,639	Capital & Counties Properties PLC (Retail)	3,947,757
113,579	Derwent London PLC (REIT) (Office)	3,721,858
512,308	Great Portland Estates PLC (REIT) (Office)	3,868,444
638,844	Hammerson PLC (REIT) (Retail)	4,788,575
342,379	Land Securities Group PLC (REIT) (Diversified)	4,322,029
285,547	Unite Group PLC (Residential)	1,395,086

		31,834,709

TOTAL INVESTMENTS – 97.5%		$ 352,687,696

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		9,054,579

NET ASSETS – 100.0%		$ 361,742,275

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$315,412,770

Gross unrealized gain	83,715,548
Gross unrealized loss	(46,440,622)

Net unrealized security gain	$37,274,926

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

March 31, 2013 (Unaudited)

Value

No reportable securities.

TOTAL INVESTMENTS – 0.0%	$ —

OTHER ASSETS IN EXCESS OF LIABILITIES – 100.0%	34,476,087

NET ASSETS – 100.0%	$34,476,087

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

BNP Paribas SA	GBP/USD	06/19/13	$22,792	$448
CRT Services, Inc.	AUD/USD	06/19/13	218,642	5,196
	CLP/USD	06/19/13	636,267	11,267
	NZD/USD	06/19/13	527,121	10,549
	RUB/USD	06/19/13	450,164	2,207
	USD/CHF	06/19/13	81,112	29
	USD/SEK	06/19/13	185,006	2,934
Deutsche Bank AG (London)	CAD/USD	06/19/13	23,626	122
	GBP/USD	06/19/13	471,029	3,033
	JPY/USD	06/19/13	180,592	2,505
	USD/CHF	06/19/13	8,427	21
	USD/EUR	06/19/13	170,487	1,868
	USD/JPY	06/19/13	13,598	12
	USD/SEK	06/19/13	60,308	751
Morgan Stanley Co., Inc.	IDR/USD	06/19/13	203,756	991
	INR/USD	06/19/13	18,399	17
	TRY/USD	06/19/13	491,903	1,247
	USD/NOK	06/19/13	154,090	2,060
	USD/ZAR	06/19/13	304,503	113
Nomura Securities	INR/USD	06/19/13	441,582	11,783
Royal Bank of Scotland	MYR/USD	06/19/13	38,753	296
Societe Generale	AUD/USD	06/19/13	666,336	1,990
	CLP/USD	06/19/13	42,418	5
	GBP/USD	06/19/13	15,195	55
	NZD/USD	06/19/13	217,542	1,152
	RUB/USD	06/19/13	96,464	626
	SEK/USD	06/19/13	69,055	103
	USD/CZK	06/19/13	298,388	5,482
	USD/EUR	06/19/13	153,822	1,978
	USD/PLN	06/19/13	73,687	928
Standard Chartered Bank	MXN/USD	06/19/13	465,532	18,027
	USD/EUR	06/19/13	249,960	3,992
State Street Bank	USD/BRL	04/02/13	267,227	4,594

TOTAL				$96,381

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

CRT Services, Inc.	COP/USD	06/19/13	$421,802	$(347)
	CZK/USD	06/19/13	139,248	(3,433)
	HUF/USD	06/19/13	168,457	(3,760)
	NOK/USD	06/19/13	316,740	(5,117)
	PLN/USD	06/19/13	303,961	(4,086)
	SEK/USD	06/19/13	460,366	(7,302)
	USD/CAD	06/19/13	606,389	(7,691)
Deutsche Bank AG (London)	CHF/USD	06/19/13	9,481	(112)
	EUR/USD	06/19/13	123,058	(1,506)
	SEK/USD	06/19/13	78,416	(684)
	USD/CAD	06/19/13	5,906	(68)
	USD/CHF	06/19/13	2,107	(5)
	USD/GBP	06/19/13	144,347	(1,260)
	USD/JPY	06/19/13	39,518	(581)
Morgan Stanley Co., Inc.	KRW/USD	06/19/13	17,976	(34)
	SEK/USD	06/19/13	246,910	(4,254)
	USD/AUD	06/19/13	187,407	(3,203)
	USD/NZD	06/19/13	150,606	(3,190)
Societe Generale	BRL/USD	04/02/13	217,741	(3,980)
	BRL/USD	05/03/13	59,384	(161)
	INR/USD	06/19/13	18,399	(27)
	KRW/USD	06/19/13	377,494	(7,287)
	USD/CAD	06/19/13	393,759	(4,034)
	USD/COP	06/19/13	192,824	(1,468)
	USD/CZK	06/19/13	218,818	(146)
	USD/EUR	06/19/13	358,918	(927)
	USD/GBP	06/19/13	943,578	(17,766)
	USD/HUF	06/19/13	404,296	(2,144)
	USD/IDR	06/19/13	1,000,257	(9,694)
	USD/JPY	06/19/13	1,152,100	(21,833)
	USD/KRW	06/19/13	359,518	(1,384)
	USD/MYR	06/19/13	310,027	(2,019)
	USD/NOK	06/19/13	256,816	(1,149)
	USD/PLN	06/19/13	110,531	(1,035)
	USD/TRY	06/19/13	320,566	(4,141)
	USD/ZAR	06/19/13	30,450	(490)
Standard Chartered Bank	EUR/USD	06/19/13	547,350	(8,741)
State Street Bank	BRL/USD	04/02/13	49,487	(922)
	BRL/USD	05/03/13	267,228	(3,707)

TOTAL				$(139,688)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Amsterdam Index	13	April 2013	$1,157,818	$(10,648)
CAC 40 Index	19	April 2013	908,934	(20,330)
DAX Index	4	June 2013	999,907	(22,891)
FTSE 100 Index	14	June 2013	1,351,004	(13,260)
FTSE/JSE Top 40 Index	57	June 2013	2,201,449	(38,556)
Hang Seng Index	2	April 2013	287,483	(613)
H-Shares Index	6	April 2013	420,674	(5,659)
IBEX 35 Index	6	April 2013	602,513	(41,471)
ISE 30 Index	209	April 2013	1,209,435	85,141
KOSPI 200 Index	10	June 2013	1,185,961	(4,197)
MSCI Taiwan Index	70	April 2013	1,969,100	(3,540)
OMX Stockholm 30 Index	62	April 2013	1,132,194	(942)
S&P 500 E-mini Index	16	June 2013	1,250,160	18,447

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P/TSX 60 Index	10	June 2013	$1,435,054	$(8,302)
SET 50 Index	47	June 2013	1,621,929	28,207
SGX S&P CNX Nifty Index	(26)	April 2013	(297,544)	(3,731)
SPI 200 Index	9	June 2013	1,163,563	(13,111)
TSE TOPIX Index	6	June 2013	663,196	31,364

TOTAL				$(24,092)

CENTRALLY CLEARED SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
	Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	GBP	116,510	06/19/14	0.750%	6 Month LIBOR	$26,571	$234,727
	SEK	605,380	06/19/14	1.250	3 Month STIBOR	(36,656)	(49,591)
	JPY	143,360	06/19/15	6 Month LIBOR	0.250%	108	(1,194)
	CAD	9,560	06/19/18	1.750	3 Month CDOR	(21,785)	31,960
	CHF	2,300	06/19/18	6 Month LIBOR	0.500	(5)	(2,265)
	EUR	6,480	06/19/18	1.250	6 Month EURIBOR	(14,690)	122,893
	GBP	6,760	06/19/18	1.000	6 Month LIBOR	(33,195)	16,835
	JPY	2,063,610	06/19/18	0.500	6 Month LIBOR	(23,887)	255,728
	SEK	10,210	06/19/18	3 Month STIBOR	1.750	(7,108)	14,157
		$8,500	06/19/18	1.250	3 Month LIBOR	82,481	1,401
	EUR	10,170	06/19/23	2.000	6 Month EURIBOR	(82,656)	420,632
	GBP	8,250	06/19/23	2.000	6 Month LIBOR	(88,086)	111,429
	JPY	605,510	06/19/23	1.000	6 Month LIBOR	(29,334)	231,809
		$18,550	06/19/23	2.250	3 Month LIBOR	284,913	(12,137)
	EUR	4,450	06/19/43	6 Month EURIBOR	2.500	33,979	(240,239)
	GBP	3,800	06/19/43	6 Month LIBOR	3.250	(262,875)	5,300
	JPY	252,620	06/19/43	6 Month LIBOR	1.750	13,188	(10,931)
		$8,960	06/19/43	3 Month LIBOR	3.000	(412,991)	475,343

TOTAL						$(572,028)	$1,605,857

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CDOR	— Canadian Dollar Offered Rate
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
STIBOR	— Stockholm Interbank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

TAX INFORMATION — At March 31, 2013 the Fund did not have any aggregate security unrealized gains, losses or cost for U.S. federal income tax purposes.

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

March 31, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 98.6%
Commercial – 28.0%
116,127	Alexandria Real Estate Equities, Inc. (REIT)	$ 8,242,695
246,983	Boston Properties, Inc. (REIT)	24,960,102
423,897	Brandywine Realty Trust (REIT)	6,294,870
527,245	Brookfield Office Properties, Inc.	9,052,797
251,931	Digital Realty Trust, Inc. (REIT)	16,856,703
195,585	Highwoods Properties, Inc. (REIT)	7,739,298
151,726	Kilroy Realty Corp. (REIT)	7,950,442
233,231	Liberty Property Trust (REIT)	9,270,932
335,027	Prologis, Inc. (REIT)	13,394,379
83,061	PS Business Parks, Inc. (REIT)	6,555,174
151,459	SL Green Realty Corp. (REIT)	13,042,135
244,168	Terreno Realty Corp. (REIT)	4,390,141
138,218	Vornado Realty Trust (REIT)	11,560,554

		139,310,222

Health Care – 14.7%
329,580	HCP, Inc. (REIT)	16,432,859
360,458	Health Care REIT, Inc. (REIT)	24,478,703
309,814	Healthcare Trust of America, Inc. Class A (REIT)	3,640,314
387,591	Ventas, Inc. (REIT)	28,371,661

		72,923,537

Leisure – 6.3%
461,118	Chesapeake Lodging Trust (REIT)	10,578,047
372,538	Host Hotels & Resorts, Inc. (REIT)	6,515,690
272,246	Pebblebrook Hotel Trust (REIT)	7,021,224
854,851	Strategic Hotels & Resorts, Inc.
	(REIT)*	7,138,006

		31,252,967

Multifamily – 19.1%
219,313	AvalonBay Communities, Inc. (REIT)	27,780,378
207,335	BRE Properties, Inc. (REIT)	10,093,068
198,358	Camden Property Trust (REIT)	13,623,227
111,728	Equity Lifestyle Properties, Inc. (REIT)	8,580,710
210,129	Equity Residential (REIT)	11,569,703
72,501	Essex Property Trust, Inc. (REIT)	10,917,200
263,268	Post Properties, Inc. (REIT)	12,399,923

		94,964,209

Other – 1.3%
82,265	American Tower Corp. (REIT)	6,327,824

Retail – 25.0%
234,187	Acadia Realty Trust (REIT)	6,503,373
323,278	CBL & Associates Properties, Inc. (REIT)	7,629,361
479,258	DDR Corp. (REIT)	8,348,674
520,110	Kimco Realty Corp. (REIT)	11,650,464
394,084	Simon Property Group, Inc. (REIT)	62,485,959
245,876	The Macerich Co. (REIT)	15,829,497
372,492	Weingarten Realty Investors (REIT)	11,752,123

		124,199,451

Shares	Description	Value
Common Stocks – (continued)
Self Storage – 4.2%
137,448	Public Storage (REIT)	$ 20,936,079

TOTAL INVESTMENTS – 98.6%		$ 489,914,289

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		6,837,929

NET ASSETS – 100.0%		$ 496,752,218

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT — Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$365,422,982

Gross unrealized gain	124,660,032
Gross unrealized loss	(168,725)

Net unrealized security gain	$124,491,307

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SELECT SATELLITE FUNDS

Schedule of Investments (continued)

March 31, 2013 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principle generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commodity Index-Linked Structured Notes — Structured notes’ values are based on the price movements of a commodity index. The value of these notes will rise and fall in response to changes in the underlying commodity index. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the purchase date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time. Interim payments received/(paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, a Fund records a realized gain or loss.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast certain swap transactions can be executed by being submitted through a derivatives clearing member (“DCM”), acting in an agency capacity, to a central counterparty (”CCP”) (centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B. Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2013:

ABSOLUTE RETURN TRACKER
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$14,904,387	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	748,910,373	471,385,872	—
Repurchase Agreement	—	216,300,000	—
Total	$748,910,373	$702,590,259	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$8,243,843	$—	$—
Forward Foreign Currency Exchange Contracts	—	1,924,728	—
Total Return Swap Contracts	—	537,982	—
Total	$8,243,843	$2,462,710	$—
Liabilities(a)
Futures Contracts	$(2,344,664)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(682,002)	—
Total Return Swap Contracts	—	(1,620,635)	—
Total	$(2,344,664)	$(2,302,637)	$—

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

COMMODITY STRATEGY
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$98,223,161	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	520,930,868	18,603,199	—
Asset-Backed Securities	—	289,588	—
Short-Term Investment	326,629,791	—	—
Total	$847,560,659	$117,115,948	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(39,387,626)	$—

Derivative Type
Assets(a)
Futures Contracts	$282,845	$—	$—
Interest Rate Swap Contracts	—	590,435	—
Total Return Swap Contracts	—	4,812,402	—
Total	$282,845	$5,402,837	$—
Liabilities(a)
Futures Contracts	$(363,751)	$—	$—
Interest Rate Swap Contracts	—	(4,533)	—
Total	$(363,751)	$(4,533)	$—

DYNAMIC ALLOCATION
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$82,947,230	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	229,602,435	—	—
Common Stock and/or Other Equity Investments	267,259,784	—	—
Short-Term Investment	622,402,571	—	—
Total	$1,119,264,790	$82,947,230	$—

Derivative Type
Assets(a)
Futures Contracts	$15,800,669	$—	$—
Liabilities(a)
Futures Contracts	$(4,490,389)	$—	$—

INTERNATIONAL REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$32,095,401	$—	$—
Other	—	320,592,295 (b)	—
Total	$32,095,401	$320,592,295	$—

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March 31, 2013 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

MANAGED FUTURES STRATEGY
Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$163,159	$—	$—
Forward Foreign Currency Exchange Contracts	—	96,381	—
Interest Rate Swap Contracts	—	1,922,214	—
Total	$163,159	$2,018,595	$—
Liabilities(a)
Futures Contracts	$(187,251)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(139,688)	—
Interest Rate Swap Contracts	—	(316,357)	—
Total	$(187,251)	$(456,045)	$—

REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$489,914,289	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

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NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date May 30, 2013

By (Signature and Title)*	/s/ George F. Travers
George F. Travers, Principal Financial Officer

Date May 30, 2013

*	Print the name and title of each signing officer under his or her signature.